OTHER CURRENT ASSETS, NET	12 Months Ended
Dec. 31, 2018
Other Assets [Abstract]
OTHER CURRENT ASSETS, NET
5.	OTHER CURRENT ASSETS, NET

Other current assets, net, consist of the following:

	As of December 31,
	2017			2018
	Gross	Allowance	Net	Gross	Allowance	Net

Input VAT receivable	$20,670	$-	$20,670	$17,540	$-	$17,540
Prepaid selling and marketing fees	1,708	-	1,708	308	-	308
Short-term deposits	129	-	129	711	-	711
Prepaid income tax	273	-	273	264	-	264
Prepaid individual income tax and other employee advances	435	-	435	224	-	224
Loans to third parties (i)	41,733	(40,748)	985	38,242	(38,061)	181
Receivable from third party (ii)	4,317	(257)	4,060	4,463	(1,242)	3,221
Receivable from non-controlling interest holders	3,170	-	3,170	1,178	-	1,178
Receivable from AM Advertising and its subsidiaries (iii)	26,160	(3,734)	22,426	22,726	(8,787)	13,939
Other prepaid expenses	7,346	(2,543)	4,803	6,753	(3,988)	2,765
Others	1,166	-	1,166	726	-	726

Total	$107,107	$(47,282)	$59,825	$93,135	$(52,078)	$41,057

(i)
These third parties provide outdoor advertising services to their customers. Loans to third parties are in order to secure them to provide advertising services at prime locations to the Group. For the years ended December 31, 2017 and 2018, the Group entered into various loan agreements with third parties with aggregated amount of $41,733 and $38,242, respectively with the terms of one year. The interest rates were from 4.35% to 5% without any assets pledged for the years ended December 31, 2017 and 2018, respectively. As of December 31, 2017, the management conducted a review on the outstanding loans, and the review discovered that market conditions under which the third parties competed deteriorated unexpectedly in 2017, which imposed adverse constraints on their ability to repay the loans. As of December 31, 2017 and 2018, the bad debt allowance for loan to third parties amounted to $40,748 and $38,061, respectively.

(ii)
Receivable from third party mainly represented the  concession fee deposits of Guangzhou Meizheng for the down-scaled operations in providing Wi-Fi services on trains that is expected to be refunded within one year. As of December 31, 2017 and 2018, the management conducted a review on the outstanding balance and recorded bad debt provision on other current assets for which the collectability is assessed to be remote. As of December 31, 2017 and 2018, the bad debt allowance was
$257 and $1,242, respectively.

(iii)
Receivable from AM Advertising and its subsidiaries balance amounted to $26,160 and $22,726 as of December 31, 2017 and 2018, respectively. As of December 31, 2017 and 2018, $3,734 and $8,787 of bad debt allowance were made for the receivable balance, respectively. The net balance $13,939 as of December 31, 2018 represents the loan due form AM advertising to support its operations of RMB88,000 in principal balance and RMB7,840 in interests.

On March 28, 2018, August 23, 2018 and November 2018, the Group entered into a MoU of transaction of 75% equity transfer of AM Advertising in 2015 and its supplemental agreements with Longde Wenchuang and Beijing Cultural Center Construction and Development Fund (Limited Partnership), Beijing Linghang Shengshi Advertising Co., Ltd. (“Linghang Shengshi”) and Mr. Guo have agreed to pay or make available to AM Advertising on or prior to May 30, 2018 and further extended to September 30, 2018 and December 31, 2018 an aggregate of
RMB304,554
which was to be discounted by the following amounts (i) the
RMB152,000
profits attributable to Linghang Shengshi for the first nine months of 2015; (ii) the loan of
RMB88,000
in principal balance and
RMB7,840
in interests; and (iii) the payment of
RMB56,714
in cash. When the MoU is settled in future, the net balance of receivable from AM Advertising and its subsidiaries will be cleared off.